UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 31, 2013

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) dated October 31, 2013 and filed with the Securities and Exchange Commission on November 4, 2013 by Bloomin’ Brands, Inc. (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition on November 1, 2013 of a controlling interest in PGS Consultoria e Serviços Ltda., in accordance with the Quota Purchase and Sale Agreement entered into on October 31, 2013 by and among the Company, Outback Steakhouse Restaurantes Brasil S.A. (formerly known as Bloom Holdco Participações Ltda.) (“Purchaser”), PGS Participações Ltda. (“PGS Par”), the equity holders of PGS Par, PGS Consultoria e Serviços Ltda., and Bloom Participações Ltda., parent company of Purchaser. The Company hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information and related exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated statement of financial position of PGS Consultoria e Serviços Ltda. and its subsidiaries as of December 31, 2012 and audited consolidated statements of income and comprehensive income, changes in members’ equity and cash flows of PGS Consultoria e Serviços Ltda. for the year ended December 31, 2012, and the notes thereto and the independent auditors’ report thereon of Ernst & Young Auditores Independentes S.S. are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited condensed consolidated statement of financial position of PGS Consultoria e Serviços Ltda. as of September 30, 2013 and unaudited condensed consolidated statements of income and comprehensive income and cash flows of PGS Consultoria e Serviços Ltda. for the nine months ended September 30, 2013 and 2012, and the notes thereto are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheets as of September 30, 2013, and the notes thereto are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young Auditores Independentes S.S.

99.1
Audited consolidated statement of financial position of PGS Consultoria e Serviços Ltda. and its subsidiaries as of December 31, 2012 and audited consolidated statements of income, comprehensive income and changes in members’ equity and cash flows of PGS Consultoria e Serviços Ltda. for the year ended December 31, 2012, and the notes thereto and the independent auditors’ report thereon of Ernst & Young Auditores Independentes S.S.

99.2
Unaudited condensed consolidated statement of financial position of PGS Consultoria e Serviços Ltda. and its subsidiaries as of September 30, 2013 and unaudited condensed consolidated statements of income and comprehensive income and cash flows of PGS Consultoria e Serviços Ltda. for the nine months ended September 30, 2013 and 2012, and the notes thereto.

99.3
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheet as of September 30, 2013, and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: January 17, 2014	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President and Chief Legal Officer

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